UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________

FORM 8-K/A

AMENDMENT NO. 4 TO CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:

February 8, 2005

ARIEL WAY, INC.
(Formerly Netfran Development Corp.)

(Exact Name of Registrant as Specified in Charter)

Florida	0-50051	65-0983277
(State of Incorporation)	(Commission File Number )	(IRS Employer Identification No.)

8000 Towers Crescent Drive, Suite 1220
Vienna, VA 22182

(Address of principal executive offices) (Zip Code)

(703) 918-2430

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

On September 30, 2004, Ariel Way, Inc. (prior to February 2, 2005 defined as “Old Ariel Way”) entered into an Agreement and Plan of Merger with Enfotec, Inc., a private Delaware company, (“Enfotec”) pursuant to which a newly formed, wholly owned subsidiary of Old Ariel Way merged into Enfotec in a tax-free transaction. The merger was also consummated on September 30, 2004. As a result of the merger, Enfotec became a wholly owned subsidiary of Old Ariel Way. On September 30, 2004, Old Ariel Way issued 1,000,000 shares of Old Ariel Way’s common stock in a tax-free stock exchange to the holders of Enfotec’s common stock pursuant to the Agreement with an additional 1,000,000 shares of Old Ariel Way’s common stock held in reserve for the Enfotec’s stockholders subject to the meeting by Enfotec of certain revenue milestones as of July 15th, 2005 (“the Incentive Shares”). If the additional shares were to be issued, they would be valued at the same fair value as the initial 1,000,000 shares. This was a cash-less transaction and there were no payments or finder’s fees involved. The Board of Directors of Old Ariel Way determined the consideration to be a fair compensation to the Enfotec stockholders. The 1,000,000 shares of Old Ariel Way common stock that were issued were valued at a fair value of $125,000, based on a price of $0.125 per share. In addition, on September 30, 2004 Old Ariel Way also issued to certain creditors of Enfotec 200,000 shares of Old Ariel Way’s common stock that were valued at a fair value of $24,800, based on a price of $0.125 per share, pursuant to the terms of a settlement of certain liabilities of Enfotec.

The maximum valuation of Enfotec, including satisfying the July 15th, 2005, Incentive Share requirement, was in the merger agreement based on several factors, as described in the table below excluding intangible assets and goodwill, including that over an estimated fifteen man-years of development efforts had been devoted to achieving the prototype and production versions of the various Enfotec products, that a management team and engineering team were in place, that certain office and laboratory facilities were in place, that Enfotec had filed two Disclosure Documents with the US Patent Office for their developed products, and that contacts and relationships had already been established with potential customers both in the United States and overseas. The value of intangible assets and goodwill, such as contacts, relationships and potential customers, has not been included in the table below since it is difficult to estimate a real value, although it could be very significant, on these items. The transaction was concluded following arms-length negotiations. We believe the issuance of the stock to be exempt from registration under Section 4(2) of the Securities Act. Enfotec designs, manufactures and markets high-speed, fully integrated Linux operating system, an open based operating system, driven security appliance solutions that integrate high-performance Virtual Private Network, “VPN”, firewall, intrusion detection, anti-virus and management in a single network appliance.

Approximate maximum valuation of Enfotec, Inc. (including satisfying the July 15th, 2005, Incentive Share requirement)

Approximate
Item	Maximum Value

Personnel, engineering man effort, 15 man-years.	$0.8 M
Filing of two Disclosure Documents	$0.2 M
Property, plant, and equipment	$0.1 M
Total Valuation (Upon satisfying the July 15th, 2005, Incentive Share requirement)	$1.1 M

The results of Enfotec’s operations have been included in Old Ariel Way’s consolidated financial statements since September 30, 2004. Enfotec is a technology and services company providing highly secure global communications technologies. As a result of the acquisition, Old Ariel Way after September 30, 2004, focused on developing innovative and secure technologies, acquiring and growing profitable advanced technology companies and global communications service providers.

Per negotiation and pursuant to the Agreement and Plan of Merger between Enfotec and Old Ariel Way, the aggregate purchase price was $309,468, not including the July 15th, 2005, Incentive Share requirement, but including $8,676 of equipment, $168,144 of accounts payable and common stock valued at $150,000. The value of the 1,200,000 shares of Old Ariel Way common stock was determined based on the fair value market price of $0.125 per share of Old Ariel Way’s common stock on September 30, 2004, when they were distributed to the Enfotec shareholders.

Since the Old Ariel Way common stock was not publicly traded on September 30, 2004, the basis for the fair price of the Old Ariel Way common stock on September 30, 2004, was that simultaneous negotiations on an arms-length basis with the shareholders and management team of Enfotec for the acquisition of Enfotec and with Cornell Capital for their financing under the 2004 Standby Equity Distribution Agreement reached a compromise on the fair price of the Old Ariel Way common stock. The compromise valuation of the Old Ariel Way common stock was mutually agreed to be $0.125 per share.

This price was, as a compromise, justified by previous investments in Old Ariel Way by Chivas Capital, Inc. and Market Central, Inc. creating a value increase in Old Ariel Way and that Old Ariel Way had a full management team in place with several potential additional acquisition opportunities. This compromise and justification was also accepted by Cornell Capital. The agreements with Cornell Capital and Enfotec were both consummated on September 30, 2004.

The following table summarizes the estimated fair values of the assets acquired and liabilities assumed at the date of acquisition, but not including the July 15th, 2005, Incentive Share compensation.

At September 30, 2004

Property, plant, and equipment	$8,676
Goodwill	309,468
Total assets acquired	318,144
Current liabilities - Accounts payable	(168,144)
Total liabilities assumed	(168,144)
Net assets acquired	$150,000

In accordance with FASB 142, we intend to test annually the value of Enfotec and will make any required impairments to the valuation, if any.

Item 9. Financial Statements and Exhibits.

On February 8, 2005, we filed a Current Report on Form 8-K (the “Report”) to report our acquisition of Ariel Way, Inc. (“Ariel Way”), a technology and services company providing highly secure global communications solutions, based in Vienna, Virginia. We are filing this Amendment No. 3 to the Report to include the financial statements and pro forma financial information required under Item 9. of Form 8-K.

(a)	Financial statements of businesses acquired.

The financial statements of Ariel Way required by this item for our acquisition of Ariel Way are attached as Exhibit 99.2, Ariel Way, Inc. and Subsidiary consolidated financial statements for the three month period ended December 31, 2004, and the Audited Consolidated Financial Statements for Ariel Way, Inc. and Subsidiary for the period February 10, 2004 (inception) through September 30, 2004 required by this item are attached as Exhibit 99.7 incorporated herein by this reference.

The financial statements of Enfotec, Inc. required by this item for Ariel Way’s acquisition of Enfotec, Inc., are attached as Exhibit 99.4, Enfotec, Inc. financial statements for the years ended December 31, 2003 and 2002 incorporated herein by this reference.

The financial statements of Enfotec, Inc. required by this item for Ariel Way’s acquisition of Enfotec, Inc., are attached as Exhibit 99.6, Enfotec, Inc. financial statements for the period January 1, 2004 through September 30, 2004 incorporated herein by this reference.

(b)	Pro forma financial information,

The pro forma financial information required by this item for the transaction related to our acquisition of Ariel Way, Inc. described in the Report is attached as Exhibit 99.3 and incorporated herein by this reference.

The pro forma financial information as at September 30, 2004 required by this item for the transaction related to the acquisition by Ariel Way, Inc. of Enfotec, Inc. described in the Report is attached as Exhibit 99.5 and incorporated herein by this reference.

(c)	Exhibits Furnished.

99.2	Consolidated Financial Statements of Ariel Way, Inc. and Subsidiary for the three month period ended December 31, 2004

99.3	Unaudited Pro forma financial information for Netfran Development Corp. as at December 31, 2004

99.4	Audited Financial Statements for Enfotec, Inc. for the years ended December 31, 2003 and 2002

99.5	Unaudited Pro forma condensed consolidated financial information for Ariel Way, Inc. and Subsidiary as at September 30, 2004

99.6	Audited Financial Statements for Enfotec, Inc. for the period January 1, 2004 through September 30, 2004

99.7	Audited Consolidated Financial Statements for Ariel Way, Inc. and Subsidiary for the period February 10, 2004 (inception) through September 30, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ARIEL WAY, INC.

(FORMERLY NETFRAN DEVELOPMENT CORP.)

By:  /s/ Arne Dunhem

Name:  Arne Dunhem
Title: President and Chief Executive Officer

Date: December 18, 2006